Exhibit 99.1

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 3-31-2006	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		4/18/2006
2	Payment Date		4/20/2006
3	Collection Period	2/26/2006	3/31/2006	34
4	Monthly Interest Period - Actual	3/20/2006	4/19/2006	31
5	Monthly Interest - Scheduled			30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	321,000,000.00	—	—	—	—
7	Class A-2 Notes	437,000,000.00	—	—	—	—
8	Class A-3 Notes	326,000,000.00	286,595,057.48	55,371,721.81	231,223,335.67	0.7092740
9	Class A-4a Notes	100,000,000.00	100,000,000.00	—	100,000,000.00	1.0000000
9b	Class A-4b Notes	316,000,000.00	316,000,000.00	—	316,000,000.00	1.0000000
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$911,996,766.89	$55,371,721.81	$856,625,045.08

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
12	Class A-1 Notes	1.9992%	—	—	—	—
13	Class A-2 Notes	2.4700%	—	—	—	—
14	Class A-3 Notes	2.8400%	678,274.97	2.3666667	56,049,996.78	195.5720984
15	Class A-4a Notes	3.0900%	257,500.00	2.5750000	257,500.00	2.5750000
15b	Class A-4b Notes	4.8763%	1,326,881.81	4.1989931	1,326,881.81	4.1989931

	Equals: Total Securities		2,262,656.77		57,634,378.58

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received	22,869,773.54
17	Sales Proceeds - Early Terminations	19,712,394.40
18	Sales Proceeds - Scheduled Terminations	18,403,656.29
19	Security Deposits for Terminated Accounts	141,872.41
20	Excess Wear and Tear Received	138,369.88
21	Excess Mileage Charges Received	234,155.02
22	Other Recoveries Received	1,094,004.07

23	Subtotal: Total Collections	62,594,225.61

24	Repurchase Payments	—
25	Postmaturity Term Extension	—
25e	Net Swap Receipt - Class A-4b	517,921.81
26	Investment Earnings on Collection Account	231,646.88

27	Total Available Funds, prior to Servicer Advances	63,343,794.30

28	Servicer Advance	—

29	Total Available Funds	63,343,794.30

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)		—
31	Servicing Fee (Servicing and Administrative Fees paid pro rata):
32	Servicing Fee Shortfall from Prior Periods		—
33	Servicing Fee Due in Current Period		759,997.31
34	Servicing Fee Shortfall		—
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods		—
37	Administration Fee Due in Current Period		5,000.00
38	Administration Fee Shortfall		—
38e	Net Swap Payment - Class A-4b		—
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)		—
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment)		2,262,656.77
40	Subtotal: Remaining Available Funds	60,316,140.21
41	Principal Distribution Amount (Item 59)	55,371,721.81
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)		55,371,721.81
43	Amount Paid to Reserve Account to Reach Specified Balance		—
43b	Subordinated Swap Termination Payments		—
44	Other Amounts paid to Trustees		—

45	Remaining Available Funds		4,944,418.40

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 3-31-2006	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value	17,116,608.66
49	For Current Units: Change in Securitization Value for Advanced Payments	—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)	38,255,113.15
51	For Repurchases: Securitization Value (Beg. Of Collection Period)	—
52	b) Principal Carryover Shortfall from Preceding Payment Date	—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—

54	Principal Distribution Amount before Reserve Account Draw Amount	55,371,721.81

55	Remaining Available Funds (Item 40)	60,316,140.21
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)	—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	55,371,721.81

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)	63,343,794.30
62	Less: Payment Date Advance Reimbursement (Item 71)	—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)	759,997.31
64	Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00
65	Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)	2,262,656.77
66	Less: Principal Paid to Noteholders (Item 42)	55,371,721.81
67	Less: Amount Paid to Reserve Account to Reach Specified Balance (Item 43)	—
68	Less: Subordinated Swap Termination Payments (Item 43b)	—
69	Less: Other Amounts paid to Trustees (Item 44)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	4,944,418.40
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 70 and Item 71, else 0)	—

73	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance	—
75	Payment Date Advance Reimbursement	—
76	Additional Payment Advances for current period	—

77	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

78	Reserve Account Balances:
79	Specified Reserve Account Balance		51,282,051.28
80	Initial Reserve Account Balance		17,094,017.09
81	Beginning Reserve Account Balance		51,282,051.28
82	Plus: Net Investment Income for the Collection Period		194,774.06

83	Subtotal: Reserve Fund Available for Distribution		51,476,825.34
84	Plus: Deposit of Excess Available Funds (Item 43)		—
85	Less: Reserve Account Draw Amount (Item 57)		—

86	Subtotal Reserve Account Balance		51,476,825.34
87	Less: Excess Reserve Account Funds to Transferor (If Item 86 > Item 79)		194,774.06

88	Equals: Ending Reserve Account Balance		51,282,051.28

89	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

90	Current Period Net Residual Losses:	Units	Amounts
91	Aggregate Securitization Value for Scheduled Terminated Units	1,335	19,005,938.06
92a	Less: Sales Proceeds for Current Month Scheduled Terminations		(18,489,453.70)
92b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(909,363.51)
93	Less: Excess Wear and Tear Received		(138,369.88)
94	Less: Excess Mileage Received		(234,155.02)

95	Current Period Net Residual Losses/(Gains)	1,335	(765,404.05)

96	Cumulative Net Residual Losses:
97	Beginning Cumulative Net Residual Losses	12,589	2,601,127.55
98	Current Period Net Residual Losses (Item 95)	1,335	(765,404.05)

99	Ending Cumulative Net Residual Losses	13,924	1,835,723.50

100	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.11%

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 3-31-2006	PAGE 3

G.	POOL STATISTICS

101	Collateral Pool Balance Data		Initial	Current

102	Initial Aggregate Securitization Value		1,709,401,709	856,625,045
103	Number of Current Contracts		85,972	53,410
104	Weighted Average Lease Rate		4.96%	4.73%
105	Average Remaining Term		28.67	11.81
106	Average Original Term		44.43	45.42
107	Monthly Prepayment Speed			89.75%
		Units	Book Amount	Securitization Value

108	Pool Balance - Beginning of Period	56,012	957,137,579	911,996,767
109	Depreciation/Payments		(14,833,509)	(17,116,609)
110	Gross Credit Losses	(70)	(1,107,076)	(1,204,038)
111	Early Terminations	(1,197)	(18,831,205)	(18,045,137)
112	Scheduled Terminations	(1,335)	(20,098,157)	(19,005,938)
113	Repurchase/Reallocation	—	—	—

114	Pool Balance - End of Period	53,410	902,267,632	856,625,045

115	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

116	Current	52,642	844,660,697	98.60%
117	31 - 90 Days Delinquent	666	10,258,591	1.20%
118	90+ Days Delinquent	102	1,705,756	0.20%

119	Total	53,410	856,625,045	100.00%

120	Credit Losses:		Units	Amounts

121	Aggregate Securitization Value on charged-off units		70	1,204,038
122	Aggregate Liquidation Proceeds on charged-off units			(869,209)
123	Recoveries on charged-off units			(128,941)

124	Current Period Aggregate Net Credit Losses/(Gains)		70	205,889

125	Cumulative Net Credit Losses:
126	Beginning Cumulative Net Credit Losses**		895	5,911,891
127	Current Period Net Credit Losses (Item 124)		70	205,889

128	Ending Cumulative Net Credit Losses		965	6,117,779

129	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.36%

	** 2 prior month Early Terminations were reclassified as Credit Losses during the month of March

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 3-31-2006	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
05/20/2006	32,065,469
06/20/2006	27,389,715
07/20/2006	27,027,639
08/20/2006	24,591,826
09/20/2006	37,869,853
10/20/2006	45,819,228
11/20/2006	46,044,126
12/20/2006	45,970,125
01/20/2007	47,924,289
02/20/2007	43,994,519
03/20/2007	41,186,617
04/20/2007	41,152,678
05/20/2007	38,692,193
06/20/2007	33,090,311
07/20/2007	31,272,136
08/20/2007	32,071,615
09/20/2007	31,080,967
10/20/2007	33,875,697
11/20/2007	41,070,331
12/20/2007	33,168,879
01/20/2008	25,394,816
02/20/2008	19,756,391
03/20/2008	6,807,658
04/20/2008	4,314,807
05/20/2008	7,475,291
06/20/2008	18,685,039
07/20/2008	14,925,173
08/20/2008	11,758,302
09/20/2008	8,522,711
10/20/2008	837,099
11/20/2008	698,306
12/20/2008	451,792
01/20/2009	549,752
02/20/2009	364,061
03/20/2009	96,860
04/20/2009	45,818
05/20/2009	66,270
06/20/2009	155,491
07/20/2009	108,244
08/20/2009	167,324
09/20/2009	85,627
Total:	856,625,045

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.